SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                February 10, 2004

                              JACUZZI BRANDS, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)





         Delaware                        1-14557               22-3568449
----------------------------    ------------------------  ----------------------
(State of other Jurisdiction    (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                    Identification Number)




         777 S. Flagler Drive, Suite 1100, West Palm Beach, FL         33401
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices)           (Zip Code)



                                 (561) 514-3838
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
--------------------------------------------------------------------------------
                (Former Name or Former Address, if Changed Since

Item 12.   Results of Operations and Financial Condition

The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition." On February 10, 2004, Jacuzzi Brands, Inc. issued a press release to announce the Company's results for the first quarter of fiscal 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          JACUZZI BRANDS, INC.


Date: February 10, 2004                   By: /s/ Steven C. Barre
                                          --------------------------------
                                          Name: Steven C. Barre
                                          Title: Senior Vice President, General
                                                 Counsel and Secretary